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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 11, 1998


                    PATAPSCO BANCORP, INC.
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(Exact name of registrant as specified in its charter)


Maryland                          0-28032          52-1951797
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(State or other jurisdiction   (Commission    (I.R.S. employer
of incorporation)              file number)  identification no.)



1301 Merritt Boulevard, Dundalk, Maryland          21222-2194
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(Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code:(410)285-1010


                            Not Applicable
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(Former name or former address, if changed since last report)
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Item 4.   Changes in Registrant's Certifying Accountant.
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     On March 11, 1998, Patapsco Bancorp, Inc. (the
"Registrant"), with the approval of the Board of Directors, determined to dismiss the Registrant's independent public auditors, KPMG Peat Marwick LLP, and to engage Anderson Associates, LLP. KPMG Peat Marwick LLP's reports on the financial statements of the Registrant for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the interim period through March 11, 1998 (the date of dismissal), there have not been any disagreements between the Registrant and KPMG Peat Marwick LLP on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.

     Anderson Associates, LLP has been engaged as the Registrant's independent public auditors effective immediately. The Registrant has not requested or obtained any advice from Anderson Associates, LLP concerning any material accounting, auditing or financial reporting issue regarding the application of accounting principles to a specified transaction or the type of audit opinions that might be rendered on the Registrant's consolidated financial statements.

     A copy of a letter from KPMG Peat Marwick LLP in response to this item will be filed by amendment to this Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits.
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     Exhibit 16     Letter From KPMG Peat Marwick LLP, the
                    Registrant's Former Accountant
                    (to be filed by amendment)


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                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   PATAPSCO BANCORP, INC.



Date:  March 17, 1998              By: /s/ Joseph J. Bouffard
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                                       Joseph J. Bouffard
                                       President



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